                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/ Phyllis A. Knight
                                              ---------------------------
                                              Phyllis A. Knight
                                              Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                 CUSIP#'S 393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                 TRUST ACCOUNT #80-4146600
                                 REMITTANCE DATE: 3/17/97

                                                  Total $           Per $1,000
                                                  Amount            Original
Class A Certificates                              --------          ----------
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $7,182,441.69

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn for prior Remittance Date               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      7,182,441.69

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate(6.25%)            6.25%
        b. Class A-1 Interest                    264,153.81   3.70742189
        c. Class A-2 Remittance Rate(6.55%)            6.55%
        d. Class A-2 Interest                    218,333.33   5.45833325
        e. Class A-3 Remittance Rate(6.70%)            6.70%
        f. Class A-3 Interest                    348,958.33   5.58333328
        g. Class A-4 Remittance Rate(7.00%)            7.00%
        h. Class A-4 Interest                    565,250.00   5.83333333
        i. Class A-5 Remittance Rate(7.30%)            7.30%
        j. Class A-5 Interest                    128,966.67   6.08333349
        k. Class A-6 Remittance Rate(7.60%)            7.60%
        l. Class A-6 Interest                    722,000.00   6.33333333
        m. Class A-7 Remittance Rate (8.05%, unless
            Weighted Average Contract Rate is below
            8.05%)                                     8.05%
        n. Class A-7 Interest                    678,547.92   6.70833337

   (3)  Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                    .00          .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                  FEBRUARY 1997
                                     Page 2

                                CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                TRUST ACCOUNT #80-4146600
                                REMITTANCE DATE: 3/17/97


                                                              Total $          Per $1,000
                                                              Amount           Original
                                                              --------         -----------
(4) Remaining:
            a. Unpaid Class A Interest
               Shortfall                                            .00               .00
B. Principal
   (5) Formula Principal Distribution
       Amount                                              2,363,698.45               N/A
               a. Scheduled Principal                        603,258.47               N/A
               b. Principal Prepayments                    1,679,000.64               N/A
               c. Liquidated Contracts                        55,622.36               N/A
               d. Repurchases                                       .00               N/A
               e. Current Month Advanced Principal           879,478.24               N/A
               f. Prior Month Advanced Principal            (853,661.26)              N/A

   (6) Pool Scheduled Principal Balance                  578,035,175.68

  (6b)  Adjusted Pool Principal Balance                  577,155,697.44     961.874301909

  (6c)  Pool Factor                                          0.96184302

   (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date                     .00

   (8) Class A Percentage for such Remittance
       Date                                                       92.23%

   (9) Class A Percentage for the following
       Remittance Date                                            92.19%

  (10) Class A Principal Distribution:
         a. Class A-1                                      2,363,698.45       33.17471509
         b. Class A-2                                               .00               .00
         c. Class A-3                                               .00               .00
         d. Class A-4                                               .00               .00
         e. Class A-5                                               .00               .00
         f. Class A-6                                               .00               .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                              CUSIP#'S 393505-
                                            QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                          TRUST ACCOUNT #80-4146600
                                          REMITTANCE DATE: 3/17/97


                                                    Total $                    Per $1,000
                                                    Amount                     Original
                                                   --------                   ----------
 (11)  Class A-1 Principal Balance               48,353,832.44              678.65027986
       (11a)Class A-1 Pool Factor                    .06786503

 (12)  Class A-2 Principal Balance               40,000,000.00              1000.0000000
       (12a)Class A-2 Pool Factor                   1.00000000

 (13)  Class A-3 Principal Balance               62,500,000.00              1000.0000000
       (13a)Class A-3 Pool Factor                   1.00000000

 (14)  Class A-4 Principal Balance               96,900,000.00              1000.0000000
       (14a)Class A-4 Pool Factor                   1.00000000

 (15)  Class A-5 Principal Balance               21,200,000.00              1000.0000000
       (15a)Class A-5 Pool Factor                   1.00000000

 (16)  Class A-6 Principal Balance              114,000,000.00              1000.0000000
       (16a)Class A-6 Pool Factor                   1.00000000

(17)   Class A-7 Principal Balance              101,150,000.00              1000.0000000
(17a)  Class A-7 Pool Factor                       1.000000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current
      Remittance Date                                      .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                             CUSIP#'S 393505-
                                             QH8, QJ4, QK11, QL9,
                                             QM7, QN5, QP0
                                             TRUST ACCOUNT #80-4146600
                                             REMITTANCE DATE: 3/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

  (19) 31-59 days                                         4,116,347.49                    114

  (20) 60 days or more                                    2,878,696.76                     82

  (21) Current Month Repossessions                          817,553.10                     27

  (22) Repossession Inventory                             1,598,733.63                     49

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date                          .50%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                                     .37%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date                         .71%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                                     .67%


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                  CUSIP#'S 393505-
                                  QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                  TRUST ACCOUNT #80-4146600
                                  REMITTANCE DATE: 3/17/97


(25) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to May 31, 2001,
         6.5% from June 1, 2001 to May 31, 2002, 8.5% from June 1, 2002 to May 31, 2003 and and 9.5% thereafter)
                                                                            0%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date        14,571.96

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                           .02%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                               16.06%

(28)  Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                       .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                 7.77%

GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
PASS-THROUGH CERTIFICATES,SERIES 1996-8
      CLASS M1 CERTIFICATES
        MONTHLY REPORT
       FEBRUARY 1997                 CUSIP NO. 393505QQ8
            Page 6                   TRUST ACCOUNT #80-4146600
                                     REMITTANCE DATE: 3/17/97

                                                                   Total $          Per $1,000
                                                                   Amount           Original
CLASS M1 CERTIFICATES                                              -------          ----------
---------------------
(29) Amount available (including Monthly
     Servicing Fee)                                           1,892,533.18

A.   Interest
(30) Aggregate interest
     a. Class M-1 Remittance Rate (7.70%,
        unless Weighted Average Contract
        Rate is below 7.70%)                                          7.85%
     b. Class M-1 Interest                                      314,000.00             6.514166667

(31) Amount applied to Class M-1 Interest
     Deficiency Amount                                                 .00                       0

(32) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                                 .00                       0

(33) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall                            .00                       0

(34) Remaining:
     a. Unpaid Class M-1 Interest Shortfall                            .00                       0

B.   Principal
(35) Formula Principal Distribution Amount                             .00                     N/A
     a. Scheduled Principal                                            .00                     N/A
     b. Principal Prepayments                                          .00                     N/A
     c. Liquidated Contracts                                           .00                     N/A
     d. Repurchases                                                    .00                     N/A

(36) Class M-1 Principal Balance                             48,000,000.00           1000.00000000

(36a)Class M-1 Pool Factor                                      1.00000000

(37) Class M-1 Percentage for such Remittance
     Date                                                              .00%


        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%,8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
         CLASS B1 CERTIFICATES
           MONTHLY REPORT
          FEBRUARY 1997                      CUSIP NO. 393505-QR6,QR4
              Page 7                         TRUST ACCOUNT #80-4146600
                                             REMITTANCE DATE: 3/17/97

                                                                            Total $                       Per $1,000
                                                                             Amount                        Original
                                                                             ------                        ----------
(38) Class M-1 Principal Distribution:
       a. Class M-1 (current)                                                    .00                     0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                                   .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                                  .00

(40) Class M-1 Percentage for the following
     Remittance Date                                                             .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                                     1,578,533.18

(2) Class B-1 Remittance Rate (7.79% unless
    Weighted Average Contract Rate is below 7.95%)                              7.95%

(3) Aggregate Class B1 Interest                                           159,000.00                     6.62500000

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                                        .00                            .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                                           .00                            .00

(6) Amount applied to Class B1 Interest
    Deficiency Amount                                                            .00

(7) Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                                           .00

(8) Unpaid Class B1 Principal Shortfall
    (if any) following prior Remittance Date                                     .00

(8a)Class B Percentage for such Remittance Date                                  .00


 GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
         CLASS B CERTIFICATES
           MONTHLY REPORT
           FEBRUARY 1997                  CUSIP NO. 393505 QR6, QR4
              Page 8                      REMITTANCE DATE: 3/17/97


                                                                Total $              Per $1,000
                                                                Amount               Original
                                                                -------              ----------
(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                         .00

(10a) Class B1 Principal Shortfall                                   .00

(10b) Unpaid Class B1 Principal Shortfall                            .00

(11)  Class B Principal Balance                            45,051,865.00

(12)  Class B1 Principal Balance                           24,000,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                             1,419,533.18

(14) Class B-2 Remittance Rate (8.30%
     unless Weighted Average Contract
     Rate is less than 8.30%)                                       8.30%

(15) Aggregate Class B2 Interest                              145,608.73          6.91666653

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                           .00                 .00


(17) (Remaining Unpaid Class B2 Interest Shortfall                   .00                 .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                        .00

(19) Class B2 Principal Liquidation Loss Amount                      .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                            .00

(21) Guarantee Payment                                               .00

(22) Class B2 Principal Balance                            21,051,865.00

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
         CLASS B2 CERTIFICATES
          MONTHLY REPORT
           FEBRUARY 1997                CUSIP NO. 393505-QR6, QR4
              Page 9                    REMITTANCE DATE: 3/17/97


                                                         Total $                    Per $1,000
                                                         Amount                      Original
                                                         -------                    ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                      241,822.11

(24) 3% Guarantee                                        1,032,102.34

(25) Class C Residual Payment                                     .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                              .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                              .00

(28) Repossessed Contracts                                 817,553.10

(29) Repossessed Contracts Remaining
     in Inventory                                        1,598,733.63

(30) Weighted Average Contract Rate                          10.33045